Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Segment Data	3
c. Gross Premium Written by Segment by Line of Business	4
d. Segment Data - Quarterly	5-6
e. Net Investment Income - Quarterly	7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Cash and Invested Assets:
• Cash and Invested Assets Portfolio	9
• Cash and Invested Assets Composition - Quarterly	10
• Corporate Debt Composition	11
• Ten Largest Issuer Holdings in Fixed Maturity Portfolio	12
• Mortgage Backed and Assets Backed Securities Composition	13
c. Reinsurance Recoverable Analysis	14-15

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	16
b. Paid to Incurred Analysis by Segment	17
c. Segment Consecutive Quarters	18-19
d. 2011 Impact of Major Catastrophe Events	20
e. Estimated Net Modeled Losses to Peak Territory Catastrophe Exposures	21

V. Share Analysis
a. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	22
b. Diluted Book Value Per Common Share Analysis	23

VI. Non-GAAP Financial Measures	24
a. Non-GAAP Financial Measure Reconciliation

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2010.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to those models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Other: commencing in 2010, primarily relates to our Global Accident & Health business and includes accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles. In prior years, our underwriting in this line of business primarily related to employee medical coverage for self-insured, small and medium-sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2011	2010	Change
HIGHLIGHTS	Gross premiums written	$1,548,430	$1,425,201	8.6%
	Gross premiums written - Insurance	27.4%	26.2%	1.3	pts
	Gross premiums written - Reinsurance	72.6%	73.8%	(1.3	)pts
	Net premiums written	$1,400,779	$1,243,635	12.6%

	Net premiums earned	$788,201	$696,192	13.2%
	Net premiums earned - Insurance	41.6%	36.8%	4.8	pts
	Net premiums earned - Reinsurance	58.4%	63.2%	(4.8	)pts

	Net income (loss) available to common shareholders	$(383,760)	111,812	nm
	Operating income (loss) [a]	(413,902)	95,650	nm
	Reserve for losses and loss expenses	8,013,861	6,759,522	18.6%
	Total shareholders’ equity	5,189,580	5,376,019	(3.5)%

PER COMMON SHARE AND	Basic earnings (loss) per common share	($3.39)	$0.87	nm
COMMON SHARE DATA	Diluted earnings (loss) per common share	($3.39)	$0.79	nm
	Operating diluted earnings (loss) per common share [b]	($3.65)	$0.67	nm
	Weighted average common shares outstanding	113,351	128,202	(11.6)%
	Diluted weighted average common shares outstanding	113,351	142,176	(20.3)%
	Book value per common share	$41.17	$39.27	4.8%
	Diluted book value per common share (treasury stock method)	$35.69	$34.56	3.3%
	Accumulated dividends paid per common share	$4.96	$4.10	21.0%

FINANCIAL RATIOS	ROACE [c]	(31.3)%	9.1%	nm

	Operating ROACE [b]	(33.7)%	7.7%	nm

	Net loss and loss expense ratio	129.4%	67.3%	62.1	pts
	Acquisition cost ratio	17.1%	16.7%	0.4	pts
	General and administrative expense ratio	14.8%	14.3%	0.5	pts

	Combined ratio	161.3%	98.3%	63.0	pts

INVESTMENT DATA	Total assets	$17,673,924	$16,329,170	8.2%
	Total cash and invested assets [d]	12,930,410	12,125,262	6.6%
	Net investment income	110,655	104,619	5.8%
	Net realized investment gains	30,144	16,176	86.4%
	Total return on cash and investments [e]	0.9%	1.8%	(0.5	)pts
	Return on other investments [f]	4.7%	2.9%	1.8	pts
	Book yield of fixed maturities	3.3%	3.7%	(0.4	)pts

[a]	Operating income (loss) is a “Non-GAAP financial measure” as defined by Regulation G. See page 24 for reconciliation of operating income to net income (loss) available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.
[c]	ROACE is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.
[d]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
UNDERWRITING REVENUES
Gross premiums written	$1,548,430	$634,774	$750,687	$939,873	$1,425,201	$1,323,495
Premiums ceded	(147,651)	(146,130)	(124,365)	(150,935)	(181,566)	(161,194)

Net premiums written	1,400,779	488,644	626,322	788,938	1,243,635	1,162,301

Gross premiums earned	944,627	917,480	920,954	905,137	888,607	839,316
Ceded premiums amortized	(156,426)	(160,162)	(162,081)	(170,110)	(192,415)	(173,957)

Net premiums earned	788,201	757,318	758,873	735,027	696,192	665,359

Other insurance related income (loss)	763	345	884	217	626	(9,395)

Total underwriting revenues	788,964	757,663	759,757	735,244	696,818	655,964

UNDERWRITING EXPENSES
Net losses and loss expenses	1,019,801	383,345	422,154	403,370	468,262	387,999
Acquisition costs	135,356	124,098	123,788	124,176	116,649	101,976
General and administrative expenses	95,112	117,674	86,439	86,862	83,461	68,752

Total underwriting expenses	1,250,269	625,117	632,381	614,408	668,372	558,727

UNDERWRITING INCOME (LOSS)	(461,305)	132,546	127,376	120,836	28,446	97,237

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	110,655	107,889	111,800	82,584	104,619	99,292
Net realized investment gains (losses)	30,144	77,772	76,531	24,619	16,176	(40,597)
Interest expense and financing costs	(15,860)	(15,690)	(15,800)	(15,697)	(8,688)	(7,921)

Total other operating revenues	124,939	169,971	172,531	91,506	112,107	50,774

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(15,058)	5,120	(24,961)	27,229	8,147	389
Corporate expenses [a]	(21,408)	(22,946)	(16,996)	(19,200)	(16,308)	(17,805)

Total other (expenses) revenue	(36,466)	(17,826)	(41,957)	8,029	(8,161)	(17,416)

INCOME (LOSS) BEFORE INCOME TAXES	(372,832)	284,691	257,950	220,371	132,392	130,595
Income tax expense	(1,709)	(11,129)	(9,890)	(6,300)	(11,361)	(5,697)

NET INCOME (LOSS)	(374,541)	273,562	248,060	214,071	121,031	124,898
Preferred share dividends	(9,219)	(9,219)	(9,218)	(9,219)	(9,219)	(9,219)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(383,760)	$264,343	$238,842	$204,852	$111,812	$115,679

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	129.4%	50.6%	55.6%	54.9%	67.3%	58.3%
Acquisition cost ratio	17.1%	16.4%	16.3%	16.9%	16.7%	15.3%
General and administrative expense ratio [a]	14.8%	18.6%	13.7%	14.4%	14.3%	13.0%

Combined ratio	161.3%	85.6%	85.6%	86.2%	98.3%	86.6%

Weighted average basic shares outstanding	113,351	117,101	120,091	121,766	128,202	137,316
Weighted average diluted shares outstanding	113,351	132,799	134,406	135,665	142,176	149,023
Basic earnings per common share	($3.39)	$2.26	$1.99	$1.68	$0.87	$0.84
Diluted earnings per common share	($3.39)	$1.99	$1.78	$1.51	$0.79	$0.78
ROACE (annualized)	(31.3)%	20.2%	18.5%	16.6%	9.1%	11.6%
Operating ROACE (annualized)	(33.7)%	14.3%	12.6%	14.6%	7.7%	15.7%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended March 31, 2011			Quarter ended March 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$424,991	$1,123,439	$1,548,430	$372,929	$1,052,272	$1,425,201
Net premiums written	289,316	1,111,463	1,400,779	206,812	1,036,823	1,243,635

Gross premiums earned	479,908	464,719	944,627	443,050	445,557	888,607
Ceded premiums amortized	(152,260)	(4,166)	(156,426)	(186,769)	(5,646)	(192,415)

Net premiums earned	327,648	460,553	788,201	256,281	439,911	696,192
Other insurance related income	763	—	763	626	—	626

Total underwriting revenues	328,411	460,553	788,964	256,907	439,911	696,818

UNDERWRITING EXPENSES
Net losses and loss expenses	266,633	753,168	1,019,801	130,703	337,559	468,262
Acquisition costs	42,079	93,277	135,356	31,141	85,508	116,649
General and administrative expenses	67,726	27,386	95,112	61,610	21,851	83,461

Total underwriting expenses	376,438	873,831	1,250,269	223,454	444,918	668,372

UNDERWRITING INCOME (LOSS)	$(48,027)	$(413,278)	$(461,305)	$33,453	$(5,007)	$28,446

KEY RATIOS
Current accident year loss ratio	85.9%	171.1%	135.7%	60.9%	89.5%	79.0%
Prior period reserve development	(4.5%)	(7.6%)	(6.3%)	(9.9%)	(12.8%)	(11.7%)

Net loss and loss expense ratio	81.4%	163.5%	129.4%	51.0%	76.7%	67.3%
Acquisition cost ratio	12.8%	20.3%	17.1%	12.2%	19.4%	16.7%
General and administrative expense ratio	20.7%	5.9%	12.1%	24.0%	5.0%	12.0%
Corporate expense ratio			2.7%			2.3%

Combined ratio	114.9%	189.7%	161.3%	87.2%	101.1%	98.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

INSURANCE SEGMENT
Property	$116,231	$125,285	$150,123	$207,184	$118,214	$106,138
Marine	63,655	33,556	46,403	77,996	66,859	60,626
Terrorism	6,270	7,047	8,029	17,079	5,091	5,667
Aviation	2,803	44,118	9,891	18,649	3,136	17,067
Credit and political risk	10,801	13,169	10,754	9,444	(2,698)	2,491
Professional lines	136,544	208,400	156,276	219,432	127,945	120,328
Liability	44,878	62,266	50,448	61,817	53,716	51,812
Other	43,809	2,903	1,626	1,292	666	29

TOTAL INSURANCE SEGMENT	424,991	496,744	433,550	612,893	372,929	364,158

REINSURANCE SEGMENT
Catastrophe	253,218	8,631	92,479	124,168	227,781	237,347
Property	182,204	27,424	73,080	75,527	178,498	126,430
Professional lines	93,273	66,106	56,963	58,368	106,799	113,640
Credit and bond	236,645	5,997	17,527	2,532	228,073	197,271
Motor	195,114	9,408	11,872	9,289	118,114	77,572
Liability	99,015	11,565	56,437	36,680	133,379	153,856
Engineering	50,664	8,443	7,424	7,972	44,376	41,266
Other	13,306	456	1,355	12,444	15,252	11,955

TOTAL REINSURANCE SEGMENT	1,123,439	138,030	317,137	326,980	1,052,272	959,337

CONSOLIDATED TOTAL	$1,548,430	$634,774	$750,687	$939,873	$1,425,201	$1,323,495

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
UNDERWRITING REVENUES
Gross premiums written	$424,991	$496,744	$433,550	$612,893	$372,929	$364,158
Net premiums written	289,316	349,250	309,277	466,880	206,812	212,015

Gross premiums earned	479,908	485,188	477,149	466,627	443,050	445,541
Ceded premiums amortized	(152,260)	(156,813)	(156,965)	(164,975)	(186,769)	(169,918)

Net premiums earned	327,648	328,375	320,184	301,652	256,281	275,623
Other insurance related income (loss)	763	345	884	217	626	(9,805)

Total underwriting revenues	328,411	328,720	321,068	301,869	256,907	265,818

UNDERWRITING EXPENSES
Net losses and loss expenses	266,633	132,811	150,860	155,494	130,703	152,704
Acquisition costs	42,079	41,553	38,962	40,567	31,141	26,203
General and administrative expenses	67,726	86,633	64,147	64,045	61,610	50,481

Total underwriting expenses	376,438	260,997	253,969	260,106	223,454	229,388

UNDERWRITING INCOME (LOSS)	$(48,027)	$67,723	$67,099	$41,763	$33,453	$36,430

KEY RATIOS
Current accident year loss ratio	85.9%	51.0%	55.8%	61.7%	60.9%	68.4%
Prior period reserve development	(4.5%)	(10.6)%	(8.7)%	(10.1)%	(9.9)%	(13.0)%

Net loss and loss expense ratio	81.4%	40.4%	47.1%	51.6%	51.0%	55.4%
Acquisition cost ratio	12.8%	12.7%	12.2%	13.4%	12.2%	9.5%
General and administrative expense ratio	20.7%	26.4%	20.0%	21.2%	24.0%	18.3%

Combined ratio	114.9%	79.5%	79.3%	86.2%	87.2%	83.2%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
UNDERWRITING REVENUES
Gross premiums written	$1,123,439	$138,030	$317,137	$326,980	$1,052,272	$959,337
Net premiums written	1,111,463	139,394	317,045	322,058	1,036,823	950,286

Gross premiums earned	464,719	432,291	443,805	438,510	445,557	393,775
Ceded premiums amortized	(4,166)	(3,348)	(5,116)	(5,135)	(5,646)	(4,039)

Net premiums earned	460,553	428,943	438,689	433,375	439,911	389,736
Other insurance related income	—	—	—	—	—	410

Total underwriting revenues	460,553	428,943	438,689	433,375	439,911	390,146

UNDERWRITING EXPENSES
Net losses and loss expenses	753,168	250,534	271,294	247,876	337,559	235,295
Acquisition costs	93,277	82,545	84,826	83,609	85,508	75,773
General and administrative expenses	27,386	31,041	22,292	22,817	21,851	18,271

Total underwriting expenses	873,831	364,120	378,412	354,302	444,918	329,339

UNDERWRITING INCOME (LOSS)	$(413,278)	$64,823	$60,277	$79,073	$(5,007)	$60,807

KEY RATIOS
Current accident year loss ratio	171.1%	69.3%	71.8%	68.3%	89.5%	72.8%
Prior period reserve development	(7.6)%	(10.9)%	(10.0)%	(11.1)%	(12.8)%	(12.4)%

Net loss and loss expense ratio	163.5%	58.4%	61.8%	57.2%	76.7%	60.4%
Acquisition cost ratio	20.3%	19.2%	19.4%	19.3%	19.4%	19.4%
General and administrative expense ratio	5.9%	7.3%	5.1%	5.3%	5.0%	4.7%

Combined ratio	189.7%	84.9%	86.3%	81.8%	101.1%	84.5%

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009

Fixed maturities	$88,581	$84,887	$89,580	$86,772	$91,118	$91,697
Other investments	25,311	25,391	25,094	(1,985)	16,265	6,870
Cash and cash equivalents	2,153	1,595	1,517	989	1,735	2,856
Equities	824	63	917	1,332	588	371
Short-term investments	387	706	308	207	220	266

Gross investment income	117,256	112,642	117,416	87,315	109,926	102,060
Investment expense	(6,601)	(4,753)	(5,616)	(4,731)	(5,307)	(2,768)

Net investment income	$110,655	$107,889	$111,800	$82,584	$104,619	$99,292

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Mar 31, 2009
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,726,390	$10,482,897	$10,664,824	$10,064,335	$9,649,199	$8,238,175
Equities, available for sale, at fair value	502,096	349,254	251,005	201,173	201,920	78,527
Other investments, at fair value	554,113	519,296	533,072	547,873	538,917	494,405
Short-term investments, at amortized cost	132,512	172,719	129,042	131,104	143,937	225,583

Total investments	11,915,111	11,524,166	11,577,943	10,944,485	10,533,973	9,036,690
Cash and cash equivalents	1,086,189	1,045,355	1,205,393	1,197,543	1,510,027	1,411,551
Accrued interest receivable	94,013	96,364	92,758	94,686	84,407	80,746
Insurance and reinsurance premium balances receivable	1,880,305	1,343,665	1,536,944	1,722,586	1,708,400	1,581,743
Reinsurance recoverable on paid and unpaid losses	1,688,778	1,577,547	1,551,612	1,545,080	1,445,918	1,432,650
Deferred acquisition costs	498,598	359,300	402,887	419,191	420,283	375,774
Prepaid reinsurance premiums	212,808	221,396	234,850	271,700	291,382	266,789
Securities lending collateral	—	—	—	107,167	86,975	312,364
Goodwill and intangible assets	102,847	103,231	89,744	90,473	91,217	95,380
Other assets	195,275	174,707	154,399	165,369	156,588	183,679

TOTAL ASSETS	$17,673,924	$16,445,731	$16,846,530	$16,558,280	$16,329,170	$14,777,366

LIABILITIES
Reserve for losses and loss expenses	$8,013,861	$7,032,375	$6,934,528	$6,718,776	$6,759,522	$6,392,278
Unearned premiums	2,938,328	2,333,676	2,614,239	2,781,101	2,748,283	2,646,578
Insurance and reinsurance balances payable	141,483	164,927	123,127	199,463	144,679	154,763
Securities lending payable	—	—	—	107,167	87,975	317,310
Senior notes	994,246	994,110	993,976	993,843	993,712	499,395
Other liabilities	231,523	275,422	240,338	182,959	215,835	222,832
Net payable for investments purchased	164,903	20,251	91,384	79,669	3,145	51,373

TOTAL LIABILITIES	12,484,344	10,820,761	10,997,592	11,062,978	10,953,151	10,284,529

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,958	1,934	1,931	1,930	1,929	1,899
Additional paid-in capital	2,074,982	2,059,708	2,046,297	2,038,158	2,027,950	1,977,144
Accumulated other comprehensive income (loss)	155,192	176,821	371,625	221,856	165,455	(767,182)
Retained earnings	3,853,076	4,267,608	4,033,018	3,824,111	3,649,770	3,282,392
Treasury shares, at cost	(1,395,628)	(1,381,101)	(1,103,933)	(1,090,753)	(969,085)	(501,416)

TOTAL SHAREHOLDERS’ EQUITY	5,189,580	5,624,970	5,848,938	5,495,302	5,376,019	4,492,837

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$17,673,924	$16,445,731	$16,846,530	$16,558,280	$16,329,170	$14,777,366

Basic common shares outstanding	113,902	112,393	119,958	120,254	124,155	137,622
Diluted common shares outstanding	131,402	130,189	137,115	136,613	141,076	151,545
Book value per common share	$41.17	$45.60	$44.59	$41.54	$39.27	$29.01
Diluted book value per common share	$35.69	$39.37	$39.01	$36.57	$34.56	$26.35
Debt (Senior notes) to total capital [a]	16.1%	15.0%	14.5%	15.3%	15.6%	10.0%
Debt plus preferred shares to total capital	24.2%	22.6%	21.8%	23.0%	23.5%	20.0%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

At March 31, 2011

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,068,362	$2,764	$(2,176)	$1,068,950	8%
Non-U.S. government	822,952	18,497	(3,110)	838,339	7%
Corporate debt	3,963,915	108,577	(19,808)	4,052,684	31%
Agency RMBS	2,608,846	38,574	(24,723)	2,622,697	20%
CMBS	460,320	23,460	(1,534)	482,246	4%
Non-Agency RMBS	231,382	3,545	(7,290)	227,637	2%
ABS	660,796	11,837	(15,014)	657,619	5%
Municipals	774,725	10,006	(8,513)	776,218	6%

Total fixed maturities	10,591,298	217,260	(82,168)	10,726,390	83%

Equities, available for sale	466,429	41,524	(5,857)	502,096	4%

Total available for sale investments	$11,057,727	$258,784	$(88,025)	11,228,486	87%

Other investments (see below)				554,113	4%

Short-term investments				132,512	1%

Total investments				11,915,111	92%

Cash and cash equivalents [a]				1,086,189	8%

Accrued interest receivable				94,013	1%

Net receivable/(payable) for investments sold (purchased)				(164,903)	(1)%

Total cash and invested assets				$12,930,410	100%

Other Investments:				Fair Value	Percentage
Fund of hedge funds				$238,519	43%
Hedge funds				151,125	27%
Credit funds				104,208	19%
Collateralized loan obligations - equity tranches				60,261	11%

Total				$554,113	100%

[a]	Includes $123 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
CASH AND INVESTED ASSETS PORTFOLIO	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Fixed Maturities:
U.S. government and agency	8.3%	6.8%	10.7%	11.7%	11.0%	13.6%
Non-U.S. government	6.5%	6.1%	6.2%	6.2%	5.6%	2.4%
Corporate debt	31.3%	32.9%	33.7%	33.4%	31.9%	21.7%
MBS:
Agency RMBS	20.3%	20.5%	16.4%	14.0%	14.0%	23.7%
CMBS	3.7%	3.8%	3.9%	5.0%	5.6%	7.1%
Non-agency RMBS	1.8%	1.9%	1.7%	1.7%	1.6%	2.7%
ABS	5.1%	5.2%	5.2%	5.1%	4.4%	3.4%
Municipals	6.0%	5.6%	5.6%	5.2%	5.4%	3.9%

Total Fixed Maturities	83.0%	82.8%	83.4%	82.3%	79.5%	78.5%
Equities	3.9%	2.8%	2.0%	1.7%	1.7%	0.7%
Other investments	4.3%	4.1%	4.2%	4.5%	4.4%	4.7%
Short-term investments	1.0%	1.4%	1.0%	1.1%	1.2%	2.3%

Total investments	92.2%	91.1%	90.6%	89.6%	86.8%	86.2%
Cash and cash equivalents	8.4%	8.3%	9.4%	9.9%	12.4%	13.5%
Accrued interest receivable	0.7%	0.8%	0.7%	1.2%	0.8%	0.8%
Net receivable/(payable) for investments sold or purchased	(1.3)%	(0.2)%	(0.7)%	(0.7)%	—	(0.5)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents	9.2%	8.9%	10.1%	10.5%	13.4%	14.2%
U.S. government and agency	9.0%	7.4%	11.4%	12.5%	11.8%	14.9%
AAA	40.3%	42.6%	38.4%	37.9%	36.4%	47.1%
AA	8.9%	9.3%	9.4%	9.5%	9.1%	6.5%
A	19.0%	18.5%	17.6%	17.0%	16.5%	10.2%
BBB	9.6%	10.0%	10.5%	11.3%	11.2%	5.7%
Below BBB	3.9%	3.3%	2.6%	1.3%	1.6%	1.4%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	13.4%	14.6%	16.8%	18.4%	20.7%	18.4%
From one to five years	38.1%	35.4%	38.4%	36.2%	33.9%	28.2%
From five to ten years	13.1%	14.1%	13.9%	14.8%	14.7%	10.6%
Above ten years	1.5%	1.9%	1.9%	2.6%	3.0%	2.5%
Asset-backed and mortgage-backed securities	33.9%	34.0%	29.0%	28.0%	27.7%	40.3%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	3.3%	3.3%	3.3%	3.6%	3.7%	4.2%
Yield to maturity of fixed maturities	2.9%	2.8%	2.3%	3.2%	3.5%	4.6%
Average duration of fixed maturities	3.1 yrs	3.2 yrs	3.1 yrs	3.0 yrs	2.9 yrs	3.1 yrs
Average credit quality	AA	AA	AA	AA	AA	AA

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At March 31, 2011

	Fair Value	Percentage of Corporate Debt	Percentage of Total Cash and Invested Assets
Composition by sector - Investment grade [a]
US banking	$962,239	23.7%	7.4%
Foreign banking	437,043	10.8%	3.4%
Communications	421,653	10.4%	3.3%
Utilities	334,655	8.3%	2.6%
Consumer non cyclicals	331,168	8.2%	2.6%
Finance	272,912	6.7%	2.1%
Industrial	228,425	5.6%	1.8%
Non US government guaranteed	211,498	5.2%	1.6%
Energy	194,536	4.8%	1.5%
Consumer cyclicals	106,365	2.6%	0.8%
Technology	64,638	1.6%	0.5%
Insurance	55,836	1.4%	0.4%
Transportation	36,484	0.9%	0.3%
Other	8,806	0.2%	0.1%

Total investment grade	3,666,258	90.4%	28.3%

Total non-investment grade	386,426	9.6%	3.0%

Total corporate debt	$4,052,684	100%	31.3%

	Investment Grade	Non-Investment Grade
Corporate debt characteristics
Average S&P credit rating	A	B+
Average duration	3.51	0.94

[a]	Included in investment grade corporate debt are $30 million of FDIC guaranteed bonds

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At March 31, 2011

ISSUER [a]	Amortized Cost	Unrealized Gain	Fair Value	% of Total Fixed Maturities	Government Guaranteed [b]
BANK OF AMERICA CORP	$164,529	$3,857	$168,386	1.6%	$7,022
MORGAN STANLEY	155,721	3,450	159,171	1.5%	2,260
CITIGROUP INC	149,150	6,011	155,161	1.4%	10,516
JPMORGAN CHASE & CO	133,738	2,784	136,522	1.3%	—
GOLDMAN SACHS GROUP	120,306	3,593	123,899	1.2%	1,017
GENERAL ELECTRIC CO	116,300	938	117,238	1.1%	3,528
VERIZON COMMUNICATIONS INC	83,420	6,447	89,867	0.8%	—
WELLS FARGO & COMPANY	80,010	2,040	82,050	0.8%	—
HSBC HOLDINGS PLC	77,980	2,116	80,096	0.7%	—
ANHEUSER-BUSCH INBEV NV	68,113	174	68,287	0.6%	—

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
[b]	Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign government and agencies included in Fair Value.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At March 31, 2011

	Agencies	AAA	AA	A	BBB	Non Investment Grade	Total
Residential MBS	$2,622,697	$154,467	$6,575	$2,313	$11,064	$53,218	$2,850,334
Commercial MBS	—	363,146	38,626	78,886	1,588	—	482,246
ABS	—	612,286	221	13,669	13,945	17,498	657,619

Total mortgage-backed and asset-backed securities	$2,622,697	$1,129,899	$45,422	$94,868	$26,597	$70,716	$3,990,199

Percentage of total	65.7%	28.3%	1.1%	2.4%	0.7%	1.8%	100.0%

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$26,525	$41,077	$31,007	$46,511	$26,447	$47,512
Reinsurance	—	—	5,000	4,995	4,995	4,995

Total	$26,525	$41,077	$36,007	$51,506	$31,442	$52,507

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$477,084	$432,426	$424,234	$445,871	$377,826	$430,115
Reinsurance	—	—	—	—	—	—

Total	$477,084	$432,426	$424,234	$445,871	$377,826	$430,115

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,152,784	$1,073,960	$1,067,630	$1,029,475	$1,020,877	$939,382
Reinsurance	49,479	47,204	46,020	43,514	40,653	31,079

Total	$1,202,263	$1,121,164	$1,113,650	$1,072,989	$1,061,530	$970,461

Provision against reinsurance recoverables:
Insurance	$(16,706)	$(16,737)	$(16,911)	$(19,941)	$(19,563)	$(13,623)
Reinsurance	(388)	(383)	(5,368)	(5,345)	(5,317)	(6,810)

Total	$(17,094)	$(17,120)	$(22,279)	$(25,286)	$(24,880)	$(20,433)

Net reinsurance recoverables:
Insurance	$1,639,687	$1,530,726	$1,505,960	$1,501,916	$1,405,587	$1,403,386
Reinsurance	49,091	46,821	45,652	43,164	40,331	29,264

Total	$1,688,778	$1,577,547	$1,551,612	$1,545,080	$1,445,918	$1,432,650

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	March 31, 2011
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverables	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,198,309	$(24,291)	$1,174,018	72.5%	22.6%	$(8,714)	0.7%	$1,189,595
Other reinsurers balances > $20 million	223,999	(12,640)	211,359	13.0%	4.1%	(1,275)	0.6%	222,724
Other reinsurers balances < $20 million	283,564	(49,129)	234,435	14.5%	4.5%	(7,105)	2.5%	276,459

Total	$1,705,872	$(86,060)	$1,619,812	100.0%	31.2%	$(17,094)	1.0%	$1,688,778

At March 31, 2011, 98.1% (December 31, 2010, 97.9%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.3%	4.1%
Swiss Reinsurance America Corporation	11.5%	3.6%
Partner Reinsurance Co of US	11.0%	3.4%
Berkley Insurance Company	8.3%	2.6%
Lloyds of London	7.3%	2.3%
Ace Property & Casualty Ins	6.4%	2.0%
XL Reinsurance America Inc	6.1%	1.9%
Munchener Ruckversicherungs Gesellschaft	3.1%	1.0%
Liberty Mutual Insurance Co.	3.1%	0.9%
Munich Re America, Inc 3/4	2.4%	0.8%

	72.5%	22.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2011			Quarter ended March 31, 2010
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$7,032,375	$(1,540,633)	$5,491,742	$6,564,133	$(1,381,058)	$5,183,075
Incurred	1,192,849	(173,048)	1,019,801	555,596	(87,334)	468,262
Paid	(276,463)	49,676	(226,787)	(300,316)	39,283	(261,033)
Foreign exchange and other	65,100	(2,410)	62,690	(59,891)	1,747	(58,144)

End of period [a]	$8,013,861	$(1,666,415)	$6,347,446	$6,759,522	$(1,427,362)	$5,332,160

[a]	At March 31, 2011, the gross reserve for losses and loss expenses included IBNR of $5,480 million, or 68%, of total gross reserves for loss and loss expenses. At December 31, 2010, the comparable amount was $4,935 million, or 70%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2011			Quarter ended March 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$89,390	$187,073	$276,463	$179,490	$120,826	$300,316
Reinsurance recoveries	(49,676)	—	(49,676)	(39,283)	—	(39,283)

Net losses paid	39,714	187,073	226,787	140,207	120,826	261,033

Change in:
Reported case reserves	211,857	194,207	406,064	(82,590)	20,158	(62,432)
IBNR	136,165	374,157	510,322	118,721	198,991	317,712
Reinsurance recoveries on unpaid loss and loss expense reserves	(121,102)	(2,270)	(123,372)	(45,635)	(2,416)	(48,051)

Total net incurred losses and loss expenses	$266,634	$753,167	$1,019,801	$130,703	$337,559	$468,262

Gross reserve for losses and loss expenses	$3,865,548	$4,148,313	$8,013,861	$3,533,040	$3,226,482	$6,759,522

Prior years net favorable reserve development	$14,728	$34,976	$49,704	$25,369	$56,097	$81,466

Key Ratios
Net paid to net incurred percentage	14.9%	24.8%	22.2%	107.3%	35.8%	55.7%

Net paid losses / Net premiums earned	12.1%	40.6%	28.8%	54.7%	27.4%	37.5%
Change in net loss and loss expense reserves / Net premiums earned	69.3%	122.9%	100.6%	(3.7%)	49.3%	29.8%

Net loss and loss expense ratio	81.4%	163.5%	129.4%	51.0%	76.7%	67.3%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
Gross losses paid	$89,390	$203,863	$218,495	$384,703	$179,490	$199,058
Reinsurance recoveries	(49,676)	(78,224)	(63,619)	(87,703)	(39,283)	(36,760)

Net losses paid	39,714	125,639	154,876	297,000	140,207	162,298

Change in:
Reported case reserves	211,857	13,991	(88,805)	81,219	(62,590)	(30,628)
IBNR	136,165	5,653	95,595	(143,990)	98,721	91,850
Reinsurance recoveries on unpaid loss and loss expense reserves	(121,102)	(12,472)	(10,806)	(78,735)	(45,635)	(70,816)

Total net incurred losses and loss expenses	$266,634	$132,811	$150,860	$155,494	$130,703	$152,704

Gross reserve for losses and loss expenses	$3,865,548	$3,512,002	$3,488,114	$3,460,339	$3,533,040	$3,603,197

Prior years net favorable reserve development	$14,728	$34,603	$27,823	$30,541	$25,369	$35,906

Key Ratios
Net paid to net incurred percentage	14.9%	94.6%	102.7%	191.0%	107.3%	106.3%

Net paid losses / Net premiums earned	12.1%	38.2%	48.4%	98.5%	54.7%	58.9%
Change in net loss and loss expense reserves / Net premiums earned	69.3%	2.2%	(1.3%)	(46.9%)	(3.7%)	(3.5%)

Net loss and loss expense ratio	81.4%	40.4%	47.1%	51.6%	51.0%	55.4%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
Gross losses paid	$187,073	$173,651	$182,404	$148,580	$120,826	$111,795
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	187,073	173,651	182,404	148,580	120,826	111,795

Change in:
Reported case reserves	194,207	161,567	36,785	34,429	20,158	38,417
IBNR	374,157	(83,515)	54,589	67,699	198,991	86,136
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,270)	(1,169)	(2,484)	(2,832)	(2,416)	(1,053)

Total net incurred losses and loss expenses	$753,167	$250,534	$271,294	$247,876	$337,559	$235,295

Gross reserve for losses and loss expenses	$4,148,313	$3,520,373	$3,446,414	$3,258,437	$3,226,482	$2,789,081

Prior years net favorable reserve development	$34,976	$46,673	$43,884	$48,065	$56,097	$48,428

Key Ratios
Net paid to net incurred percentage	24.8%	69.3%	67.2%	59.9%	35.8%	47.5%

Net paid losses / Net premiums earned	40.6%	40.5%	41.6%	34.3%	27.4%	28.7%
Change in net loss and loss expense reserves / Net premiums earned	122.9%	17.9%	20.2%	22.9%	49.3%	31.7%

Net loss and loss expense ratio	163.5%	58.4%	61.8%	57.2%	76.7%	60.4%

AXIS Capital Holdings Limited

2011 IMPACT OF MAJOR CATASTROPHE EVENTS

	Australia[a]	Christchurch New Zealand	Japan	Total
Gross loss and loss expenses
Insurance	$2,650	$20,000	$77,500	$100,150
Reinsurance	85,820	184,410	263,600	533,830

Total	88,470	204,410	341,100	633,980

Net loss and loss expenses
Insurance	2,650	20,000	25,000	47,650
Reinsurance	85,820	184,410	263,600	533,830

Total	88,470	204,410	288,600	581,480

Gross premiums earned [b]
Reinsurance	1,810	1,533	4,005	7,348

Ceded premiums expensed [c]
Insurance	—	—	2,430	2,430

Total impact before income tax	86,660	202,877	287,025	576,562

Income tax benefit	(230)	(520)	(2,220)	(2,970)

Total impact after income tax	$86,430	$202,357	$284,805	$573,592

[a]	Includes January floods and Cyclone Yasi.
[b]	The impact of the catastrophes on gross premiums earned relates to the accelerated recognition of unearned premiums on impacted contracts in our reinsurance segment, as well as the applicable earnings for reinstatement premiums covering the remaining risk period.
[c]	The impact of the catastrophes on ceded premiums expensed relates to the accelerated recognition of prepaid reinsurance premiums on the reinsurance protection program in our insurance segment, as well as the applicable expense related to the reinstatement premiums payable for coverage during the remaining risk period.

AXIS Capital Holdings Limited

ESTIMATED NET MODELED LOSSES TO PEAK TERRITORY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2011

		Group Estimated Net Exposures (in millions of U.S. dollars)			Estimated Industry Exposures (in billions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$779	$1,074	$1,425	$83	$125	$204
California	Earthquake	471	718	1,159	18	31	55
Europe	Windstorm	340	457	650	17	23	31
Japan	Earthquake	207	305	625	20	28	52
Japan	Windstorm	62	119	146	20	28	45

We impose limits on natural peril catastrophe risk exposure at the group level. Based on our current tolerance, we are not willing to lose more than 25% of our prior quarter-end common equity for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We impose these limits on probable maximum losses in any one zone from a single event. A zone is a geographical area in which insurance risks are considered to be correlated to a single catastrophe event. For example, our U.S. hurricane exposures above include hurricanes from South Eastern and North Eastern U.S. zones, amongst others. Our executive management receives regular reports on our group-wide total natural peril exposures by peril and zone to ensure active monitoring of our risk positions.

The above table shows our net modeled loss estimates to the corresponding peak natural catastrophe territories at April 1, 2011. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-vendor modeled exposures. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and a property’s susceptibility to damage in a zone, and the cost of rebuilding property in a territory. Loss estimates for non-U.S. territories will be subject to foreign exchange rates, although we may mitigate this currency variability from a financial statement point of view. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S. hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $1.1 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred in any single U.S. hurricane event could be in excess of $1.1 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a single U.S. hurricane will fall below $1.1 billion. We estimate that, an event that gave rise to such hypothetical loss levels, at this return period, would cause industry losses of approximately $125 billion, resulting in an estimated market share of insured losses for us of around 1%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q1 2009
Net income (loss) available to common shareholders	$(383,760)	$264,343	$238,842	$204,852	$111,812	$115,679

COMMON SHARES OUTSTANDING

Common shares - at beginning of period	112,393	119,958	120,254	124,155	132,140	136,212
Shares issued	1,908	215	148	76	2,008	1,630
Shares repurchased for treasury	(399)	(7,780)	(444)	(3,977)	(9,993)	(220)

Common shares - at end of period	113,902	112,393	119,958	120,254	124,155	137,622

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	113,351	117,101	120,091	121,766	128,202	137,316

Dilutive share equivalents:
Warrants[a]	—	12,873	12,012	11,866	11,675	9,729
Stock compensation plans[a]	—	2,825	2,303	2,033	2,299	1,978

Weighted average diluted shares outstanding	113,351	132,799	134,406	135,665	142,176	149,023

EARNINGS (LOSS) PER COMMON SHARE

Basic	($3.39)	$2.26	$1.99	$1.68	$0.87	$0.84
Diluted	($3.39)	$1.99	$1.78	$1.51	$0.79	$0.78

[a]	Due to the net loss incurred in the three months ended March 31, 2011, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2011
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$34.92

Book value per common share		$4,689,580	113,902	$41.17

Dilutive securities:
Warrants	$12.31	—	12,820	(4.16)
Restricted stocks		—	3,458	(0.97)
Options	$21.98	—	813	(0.24)
Restricted and phantom stock units		—	409	(0.11)

Diluted book value per common share		$4,689,580	131,402	$35.69

	At December 31, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$35.88

Book value per common share		$5,124,970	112,393	$45.60

Dilutive securities:
Warrants	$12.31	—	12,999	(4.73)
Restricted stocks		—	3,592	(1.13)
Options	$22.26	—	880	(0.28)
Restricted and phantom stock units		—	325	(0.09)

Diluted book value per common share		$5,124,970	130,189	$39.37

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended March 31,
	2011	2010
	(in thousands)
Net income (loss) available to common shareholders	$(383,760)	$111,812

Adjustment for net realized investment gains	(30,144)	(16,176)
Adjustment for associated tax impact	2	14

Operating income (loss)	(413,902)	95,650

Adjustment for foreign exchange losses (gains)	15,058	(8,147)
Adjustment for associated tax impact	(22)	2,277

Operating income (loss) excluding foreign exchange gains/losses, net of tax	$(398,866)	$89,780

Net income (loss) per share - diluted	$(3.39)	$0.79
Adjustment for net realized investment gains	(0.26)	(0.12)
Adjustment for associated tax impact	—	—

Operating income (loss) per share - diluted	$(3.65)	$0.67

Adjustment for foreign exchange losses (gains)	0.13	(0.06)
Adjustment for associated tax impact	—	0.02

Operating income (loss) excluding foreign exchange gains/losses, net of tax	$(3.52)	$0.63

Weighted average common shares and common share equivalents - diluted	113,351	142,176